ARMOUR RESIDENTIAL REIT

ARMOUR RESIDENTIAL REIT, Inc.
JMP Securities Research Conference
May 9, 2011

PLEASE READ: Important Regulatory and Yield Estimate Risk Disclosures

Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. ("ARMOUR" or the "Company"), and any other statements regarding ARMOUR's future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for ARMOUR's business, and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate.

Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainly. Estimated yields do not reflect any of the costs of operation of ARMOUR.

THE NUMBERS PRESENTED HEREIN ARE UNAUDITED AND UNREVIEWED.

ARMOUR RESIDENTIAL REIT

ARMOUR Residential REIT, Inc. – An Introduction

- ARMOUR Residential REIT, Inc. ("ARMOUR") is an Agency mortgage Real Estate Investment Trust (REIT) that invests in Fannie Mae, Freddie Mac, and Ginnie Mae securities.
  - ARMOUR trades on the NYSE as "ARR."
    - 49,260,077 common shares outstanding.
    - Additional paid-in capital estimate of $350.98 million.
    - May 5, 2011 estimated book value per share of $7.23.
    - May 5, 2011 market capitalization of $373.39 million.
  - ARMOUR warrants trade on the NYSE/AMEX as "ARR/WS."
    - 32,500,000 warrants outstanding.
    - $11.00 conversion price expiring in November 2013.

- ARMOUR Residential REIT, Inc is externally managed by ARMOUR Residential Management LLC.

ARMOUR RESIDENTIAL REIT

ARMOUR Dividends

- ARMOUR pays dividends monthly.
- ARMOUR declares dividends based on estimates of future taxable REIT income.
- Q2 2011 Monthly Dividends
  - ARMOUR will pay second quarter 2011 monthly dividends of $0.12 per month.
  - The shareholder record date is the 15th of each month, payable on the second to last business day of the month.
  - Dividends will be reviewed and set each quarter.

ARMOUR 2010/2011 Dividends

	Record Date	Pay Date	Cash Dividend	Annualized Return on Equity
Q1 2010	3/15/2010	4/29/2010	$0.40	17.1%
Q2 2010	6/3/2010	7/29/2010	$0.40	17.2%
Q3 2010	9/23/2010	10/29/2010	$0.36	19.6%
Q4 2010	12/20/2010	12/27/2010	$0.36	19.7%
Q1 2011	15th of Each Month	2nd to Last Business Day	$0.36	20.2%

Note: Return on Equity data is determined using the stated book value as of the end of the previous quarter.

2011 Dividend Record Date and Payment Schedule

	Record Date	Payment Date		Record Date	Payment Date
January	15th	28th	July	15th	28th
February	15th	25th	August	15th	30th
March	15th	30th	September	15th	29th
April	15th	28th	October	15th	28th
May	15th	27th	November	15th	29th
June	15th	29th	December	15th	29th

ARMOUR RESIDENTIAL REIT

ARMOUR – Targets, Strategy and Governance Review

Balance Sheet Targets	• ASSETS
	  • ARMOUR invests in Agency assets.
	• DURATION
	  • Net balance sheet weighted average duration target of 1.5 or less.
	• HEDGING
	  • Hedge asset and funding rate risk on approximately 40% of non-ARM assets.
	• LIQUIDITY
	  • Hold up to 40% of unlevered equity in cash between prepayment periods.
	• LEVERAGE
	  • Debt to equity target of 9.0x vs. additional paid-in-capital.

Portfolio Strategy	• Invest in low duration Agency mortgage securities. • Diversify broadly to limit idiosyncratic pool risk. • Close focus on prepayment profile – credit, structure, and other characteristics to select better performing assets.
Transparency and Governance	• Portfolio and liability details are updated monthly at www.armourreit.com. • Premium amortization is expensed monthly as it occurs. • Hedge positions are marked-to-market daily. • Non-Executive Board Chairman.

ARMOUR Investment Methodology

Management has a very focused and disciplined approach to evaluating assets for inclusion in the ARMOUR portfolio. ARMOUR employs a 'buy and hold' strategy rather than a 'trading' strategy.

- **Agency Securities**
  - ARMOUR invests in Agency Securities.
- **Low Duration Assets**
  - Target a portfolio of low duration assets to reduce gross interest rate exposure.
- **Highly Liquid Assets**
  - Purchase those Agency mortgage assets that are highly liquid (easily traded and priced).
  - ARMOUR purchases "pass-through" securities and does not own any collateralized mortgage obligations ("CMOs").
- **Diversified Sources**
  - Source assets through a mix of direct purchases from:
    - Originators
    - Dealer inventories
    - Bid lists

- **Loan analysis**
  - Original loan balance size.
  - Year of origination.
  - Originating company, third party originators.
  - Loan seasoning.
  - Principal amortization schedule.
  - Original loan-to-value ratio.
  - Geography.
- **Pool analysis**
  - Prepayment history.
  - Prepayment expectations.
  - Premium over par.
  - "Hedgability."
  - Liquidity.
  - No TBA Pools – Only specified.

ARMOUR RESIDENTIAL REIT

ARMOUR Agency Asset Class Composition

Agency mortgage portfolio valued at $3.44 billion (1).

606 separate cusips.

Average market value per CUSIP is $5.7 million. Median market value per CUSIP is $2.4 million



ARMs 3.9%
15 Year & Seasoned Pass-Throughs 35.3%
Low Loan Balance 15 Year Pass-Throughs 2.9%
10 Year Pass-Throughs 1.4%
Hybrids 56.5%

Agency Asset Class	Current Value
ARMs (0-18 Months to Reset) (1)	$ 133,493,787
Hybrids (19 Months and Longer to Reset) (2)	$ 1,944,029,045
10 Year Pass-Throughs (3)	$ 46,829,667
Low Loan Balance 15 Year Pass-Throughs (4)	$ 100,608,330
15 Year & Seasoned Pass-Throughs (5)	$ 1,214,437,726
Total	$ 3,439,398,555

(1) The weighted average months to reset is 6.
(2) The weighted average months to reset is 60.
(3) Longest final maturity is February 2021.
(4) Maximum original loan balance of $85,000.
(5) Longest final maturity is April 2027.

75.6% of ARM & Hybrid securities are amortizing.

(1) Portfolio and liability information as of 5/5/2011. Portfolio information does not include $86.3 million of forward settling securities. Security prices based on independent third party pricing as of 5/5/2011.

ARMOUR RESIDENTIAL REIT

ARMOUR Portfolio Constant Prepayment Rates (“CPR”)

Monthly Portfolio Constant Prepayment Rate


25
20
15
10
5
0
8.6
12.9
10.0
20.7
18.8
16.0
11.9
12.6
9.5
11.1
11.6
10.9
10.0
16.2
9.0
9.8
9.5
9.2
December-09
January-10
February-10
March-10
April-10
May-10
June-10
July-10
August-10
September-10
October-10
November-10
December-10
January-11
February-11
March-11
April-11
May-11

May 2011 Agency Asset Class CPR


16
14
12
10
8
6
4
2
0
14.8
12.0
3.0
8.1
4.3
9.2
ARMs
Hybrids
10 Year Pass-Throughs
Low Loan Balance 15 Year Pass-Throughs
15 Year & Seasoned Pass-Throughs
Portfolio Average

- ARMOUR expenses premium amortization monthly as it occurs.
- Constant Prepayment Rate (“CPR”) is the annualized equivalent of single monthly mortality (“SMM”). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs.
- CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

ARMOUR RESIDENTIAL REIT

ARMOUR REPO Composition

REPO Counter-Party		Principal Borrowed	Percentage of REPO Positions with ARMOUR	Weighted Average Maturity in Days	Longest Maturity in Days
Goldman, Sachs & Co.	$	274,451,000	8.5%	26	39
Cantor Fitzgerald & Co. Inc.	$	271,210,000	8.4%	15	22
Nomura Securities International, Inc.	$	270,868,000	8.4%	20	29
MF Global Inc.	$	261,654,000	8.1%	38	62
UBS Securities LLC	$	259,701,000	8.1%	19	32
Guggenheim Securities, LLC	$	259,689,116	8.1%	24	40
RBS Securities Inc.	$	247,751,000	7.7%	18	26
South Street Securities LLC	$	242,196,124	7.5%	22	40
J. P. Morgan Securities LLC	$	189,879,000	5.9%	15	20
Mizuho Securities USA Inc.	$	144,873,000	4.5%	17	20
Daiwa Securities America Inc.	$	119,650,000	3.7%	36	43
PrinceRidge Group LLC	$	116,906,000	3.6%	6	6
Mitsubishi UFJ Securities (USA), Inc.	$	110,618,000	3.4%	14	28
Credit Suisse Securities (USA) LLC	$	108,542,107	3.4%	15	21
Merrill Lynch, Pierce, Fenner & Smith Inc.	$	104,087,000	3.2%	15	18
Barclays Capital Inc.	$	71,965,000	2.2%	8	8
Wells Fargo Bank, N.A.	$	55,900,000	1.7%	13	13
Jefferies & Company, Inc.	$	51,028,000	1.6%	9	13
BNP Paribas Securities Corp.	$	36,266,000	1.1%	26	26
CRT Capital Group LLC	$	25,174,000	0.8%	8	8
Total or Weighted Average	$	3,222,408,347	100.0%	20	

Weighted Average Haircut	5.09%
Weighted Average Repo Rate	0.26%

May Paydowns	$	(41,304,611)
Total REPO after Paydowns	$	3,181,103,736
Debt to Equity Ratio after Paydowns		9.06

Note: ARMOUR has signed MRAs with 24 counterparties as of 5/5/2011.

ARMOUR RESIDENTIAL REIT

ARMOUR Hedging and Liquidity

HEDGING

Hedge Portfolio	Notional Amount	Weighted Average Hedge Rate
Interest Rate Swaps		
0-12 Months	$ -	0.00%
13-24 Months	$ 20,000,000	0.53%
25-36 Months	$ 290,000,000	1.09%
37-48 Months	$ 305,000,000	1.59%
49-60 Months	$ 700,000,000	2.20%
	$ 1,315,000,000	**1.79%**
Eurodollar Futures to Replicate Swaps		
2 Year	$ 13,000,000	1.02%
3 Year	$ 47,000,000	1.57%
4 Year	$ 64,000,000	2.09%
5 Year	$ 10,000,000	2.11%
	$ 134,000,000	**1.80%**
Total Hedge Portfolio / W.A. Hedge Rate	**$ 1,449,000,000**	**1.79%**

LIQUIDITY

Liquidity Position	Millions	As a % of APIC
Additional Paid-in Capital (APIC)	$ 351.0	
Cash	$ 76.2	21.7%
Unlevered Securities	$ 70.0	19.9%
Principal and Interest Receivables	$ 12.9	3.7%
Total Liquidity	**$ 159.1**	**45.3%**

Information as of 5/5/2011.

ARMOUR RESIDENTIAL REIT

ARMOUR Portfolio and Liability Valuation and Duration Detail

Agency Asset Class	Weighted Average Purchase Price	Weighted Average Current Market Price	Weighted Average Coupon	Estimated Effective Duration Using Current Values
ARMs	104.7%	105.3%	3.47	0.84
Hybrids	103.4%	104.3%	3.69	2.57
10 Year Pass-Throughs	102.7%	104.6%	3.62	3.52
Low Loan Balance 15 Year Pass-Throughs	105.9%	107.0%	4.70	3.41
15 Year & Seasoned Pass-Throughs	103.8%	104.7%	4.18	3.67
Totals	**103.7%**	**104.6%**	**3.88**	**2.93**

Estimated Balance Sheet Duration	Amount	Duration Effect on Balance Sheet	Weighted Average Hedge Rate	Weighted Average Hedge Duration
Agency Assets	$ 3,439,398,555	2.93	n/a	n/a
Eurodollar Futures	$ 134,000,000	-3.19	1.80	-3.19
Interest Rate Swaps	$ 1,315,000,000	-3.94	1.79	-3.94
		0.91	**1.79**	**-3.87**

Duration estimates are derived from third-party software. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. Market prices for our securities are obtained from independent third party sources.

If rates decline, the value of our swaps and Eurodollar futures will typically decline. Inversely, if rates increase, the value of the swaps and Eurodollar futures will typically increase.

Information as of 5/5/2011.

ARMOUR RESIDENTIAL REIT

www.armourreit.com

ARMOUR Residential REIT, Inc.
3001 Ocean Drive
Suite 201
Vero Beach, FL 32963
772-617-4340